EXHIBIT 32.2

                                 CERTIFICATIONS

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

        (subsections (a) and (b) of Section 1350,Chapter 63 of Title 18,

                               United States Code)

Pursuant to Section 906 of the Sarbanes - Oxley Act of 2002(subsections (a) and
(b) of Section 1350,Chapter 63 of Title 18,United States Code), the undersigned officer of Spantel Communications Inc., a Florida corporation ("The Company"), does hereby certify with respect to the Annual report of the Company on Form 10-KSB/A for the period ended December 31,2004 as filed with the Securities and Exchange Commission ("the Form 10-KSB/A")that:

      3) The Form 10-KSB/A fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;and

      4) the information contained in the Form 10-KSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: July 18, 2005                   /s/ Cesar Martinez
                                       -----------------------------------------
                                       Cesar Martinez
                                       (Chief Financial Officer)